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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  MAY 25, 1999
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       PENNSYLVANIA                      1-11071                 23-2668356
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)




                                460 N. GULPH ROAD
                     KING OF PRUSSIA, PENNSYLVANIA        19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On May 25, 1999, the Registrant issued the attached news release reporting termination of its merger agreement with Unisource Worldwide, Inc. and related matters, including suspension of the sale of the Registrant's utility and energy marketing subsidiaries.

         The news release is included as an exhibit to this report and is incorporated in this Item 5 by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (99) News release dated May 25, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UGI CORPORATION
                                          (REGISTRANT)



                                          By: /s/ BRENDAN P. BOVAIRD
                                              ----------------------------------
                                              Brendan P. Bovaird
                                              Vice President and General Counsel

Date:  June 3, 1999



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                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------


(99)                News release dated May 25, 1999.




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